Exhibit 4.35

Dated 13 December 2021

ZAKYNTHOS SHIPPING CORPORATION

DELOS SHIPPING CORPORATION

KERKYRA SHIPPING CORPORATION

ALKMENE SHIPPING CORPORATION and

PERSEPHONE SHIPPING CORPORATION

as Original Borrowers

and

CHERNAVA MARINE CORP.

as Additional Borrower

and

NAVIOS MARITIME ACQUISITION CORPORATION

as Released Corporate Guarantor

and

NAVIOS MARITIME PARTNERS L.P.

as New Corporate Guarantor

and

AEGEAN SEA MARITIME HOLDINGS INC.

as Shareholder

and

DOXA INTERNATIONAL CORP.

as Collateral Provider

and

NAVIOS SHIPMANAGEMENT HOLDINGS CORPORATION

as Released Subordinated Creditor

and

THE BANKS AND FINANCIAL INSTITUTIONS

listed in schedule 1

as Lenders

and

BNP PARIBAS and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Lenders and Mandated Lead Arrangers

and

BNP PARIBAS

as Agent and Security Trustee

DEED OF ACCESSION, AMENDMENT, RELEASE AND RESTATEMENT

relating to a loan agreement

dated 25 August 2021 (as amended and supplemented by a supplemental letter dated 17 November 2021)

Index

Clause		Page

1	Interpretation	3
2	Agreement of the Creditor Parties	6
3	Conditions Precedent and Conditions Subsequent	6
4	Representations and Warranties	9
5	Release	9
6	Amendment and Restatement of Loan Agreement and Agency and Trust Deed	9
7	Accession and Assumption	10
8	Security	11
9	Further Assurances	11
10	Expenses	12
11	Communications	13
12	Supplemental	13
13	Law and Jurisdiction	13

Schedules

Schedule 1 Effective Date Certificate		15

Execution

Execution Pages		17

Appendices

Appendix 1 Form of Amended and Restated Loan Agreement marked to Indicate Amendments to the Loan Agreement

Appendix 2 Form of Amended and Restated Agency and Trust Deed marked to Indicate Amendments to the Agency and Trust Deed

THIS DEED is made on 13 December 2021

PARTIES

(1)

ZAKYNTHOS SHIPPING CORPORATION, DELOS SHIPPING CORPORATION, KERKYRA SHIPPING CORPORATION, ALKMENE SHIPPING CORPORATION and PERSEPHONE SHIPPING CORPORATION, each a corporation incorporated and existing under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as original borrowers (“Original Borrower A”, “Original Borrower B”, “Original Borrower C”, “Original Borrower D” and “Original Borrower E” respectively, and together the “Original Borrowers”);

(2)

CHERNAVA MARINE CORP., a corporation incorporated and existing under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as additional borrower (the “Additional Borrower”);

(3)

NAVIOS MARITIME ACQUISITION COPPORATION, a corporation incorporated under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 as released corporate guarantor (the “Released Corporate Guarantor”);

(4)

NAVIOS MARITIME PARTNERS L.P., a limited partnership formed and existing under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as new corporate guarantor (the “New Corporate Guarantor”);

(5)

AEGEAN SEA MARITIME HOLDINGS INC., a corporation incorporated in the Republic of the Marshall Islands, whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 as shareholder (a “Shareholder”);

(6)

DOXA INTERNATIONAL CORP., a corporation incorporated in the Marshall Islands having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands as collateral provider (the “Collateral Provider”);

(7)

NAVIOS SHIPMANAGEMENT HOLDINGS CORPORATION, a corporation incorporated in the Marshall Islands having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands as released subordinated creditor (the “Released Subordinated Creditor”);

(8)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 (lenders and commitments) of the Loan Agreement as lenders (the “Lenders”);

(9)

BNP PARIBAS whose registered office (siege social) is at 16 Boulevard des Italiens, 75009 Paris, France, acting through its office at Grands Moulins de Pantin, 9 rue du Débarcadère, 93500 Pantin, France and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK a sociéte anonyme incorporated under the laws of France acting through its office at 12 place des Etats-Unis, CS 70052, 92547 Montrouge Cedex, France, registered under the SIREN No. 304 187 701 of the Registre du Commerce et des Sociétés of Nanterre as mandated lead arrangers (the “Mandated Lead Arrangers” and each a “Mandated Lead Arranger”); and

(10)

BNP PARIBAS whose registered office (siege social) is at 16 Boulevard des Italiens, 75009 Paris, France, acting through its office at Grands Moulins de Pantin, 9 rue du Débarcadère, 93500 Pantin, France as agent and security trustee (the “Agent” and the “Security Trustee”).

BACKGROUND

(A)

By a loan agreement (originally) dated 25 August 2021 (as amended and supplemented by a supplemental letter dated 17 November 2021) and made among (i) the Original Borrowers as joint and several borrowers, (ii) the Lenders, (iii) BNP Paribas as bookrunner and arranger, (iv) the Mandated Lead Arrangers, (v) the Agent and (vi) the Security Trustee, the Lenders made available to the Original Borrowers a loan of (originally) $96,000,000, of which an amount of $91,375,000 is outstanding by way of principal on the date hereof.

(B)	By an agency and trust deed dated 25 August 2021 entered into pursuant to the Loan Agreement, it was agreed that the Security Trustee would hold the Trust Property on trust for the Creditor Parties.

(C)

By a corporate guarantee dated 26 August 2021 and made between (i) the Released Corporate Guarantor and (ii) the Security Trustee, the Released Corporate Guarantor guaranteed the obligations of the Original Borrowers under the Loan Agreement and the other Finance Documents.

(D)	The Original Borrowers and the Released Corporate Guarantor have requested (the “Request”) that the Creditor Parties agree to, inter alia, the following:

(i)	the release of the Released Corporate Guarantor from its obligations under the Original Corporate Guarantee; and

(ii)

the entry of the New Corporate Guarantor into a corporate guarantee guaranteeing the obligations of Borrowers under the Loan Agreement (as amended and supplemented from time to time) and the other Finance Documents (as amended and supplemented from time to time).

(E)

This Deed sets out the terms and conditions on which the Creditor Parties agree to the Request and together with the Original Security Parties agree, with effect on and from the Effective Date, to, inter alia, the following:

(i)

the Additional Borrower acceding to the Loan Agreement and to certain of the other Finance Documents and assuming jointly and severally with the Original Borrowers, the Original Borrowers’ obligations thereunder (the “Accession”);

(ii)	the entry by the Security Parties into the New Security Documents in connection with the Accession and the Release; and

(iii)	the consequential amendments to the Loan Agreement and the other Continuing Finance Documents in connection with the Request (the “Consequential Amendments”).

OPERATIVE PROVISIONS

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Deed (including the Recitals) unless the context otherwise requires or they are otherwise defined in this Deed.

1.2	Definitions

In this Deed, unless the contrary intention appears:

“Account Pledge” means each of the Earnings Account Pledges and the Retention Account Pledge and in the plural means all of them;

“Additional Ship” means a post-panamax container vessel owned by the Additional Borrower as further defined as Ship F as defined in schedule 5 (vessel details) of the Amended and Restated Loan Agreement;

“Agency and Trust Deed” means the agency and trust deed referred to in Recital (B);

“Amended and Restated Agency and Trust Deed” means the Agency and Trust Deed, as amended and restated by this Deed, in the form set out in Appendix 2;

“Amended and Restated Loan Agreement” means the Loan Agreement, as amended and restated by this Deed, in the form set out in Appendix 1;

“Borrowers” means the Original Borrowers and the Additional Borrower, as borrowers on a joint and several basis under the Loan Agreement as amended and restated by this Deed;

“Continuing Finance Documents” means any Finance Document other than the Released Finance Documents;

“Earnings Account Pledge” means each earnings account pledge in relation to the Earnings Account (as defined in the Amended and Restated Loan Agreement) in the name of each Borrower made or to be made among (i) each Borrower, (ii) the Lenders, (iii) the Agent, (iv) the Security Trustee and (v) the Account Bank (as defined in the Amended and Restated Loan Agreement), in such form as the Lenders may approve or require and in the plural means all of them;

“Effective Date” means the date on which the conditions precedent in Clause 3.2 (Conditions precedent) are satisfied as confirmed by the Effective Date Certificate;

“Effective Date Certificate” means a certificate executed by the Agent in the form set out in Schedule 1 (Effective Date Certificate);

“Loan Agreement” means the loan agreement referred to in Recital (A);

“Mortgage Addendum” means, in relation to each of Ship A, Ship D and Ship E, an addendum to the Mortgage over that Ship made or to be made between (i) each of Original Borrower A, Original Borrower D and Original Borrower E and (ii) the Security Trustee, in such form as the Lenders may approve or require and in the plural means all of them;

“New Approved Manager’s Undertaking” means a manager’s undertaking, including an assignment of insurances dated granted or to be granted by an Approved Manager in favour of the Security Trustee in relation to the Additional Ship, in such form as the Lenders may approve or require;

“New Charterparty Assignment” means, in relation to the Additional Ship, the deed of assignment of any Charterparty in favour of the Security Trustee, in such form as the Lenders may approve or require;

“New Corporate Guarantee” means the guarantee given or to be given by the New Corporate Guarantor in favour of the Security Trustee, guaranteeing the obligations of the Borrowers under the Amended and Restated Loan Agreement and the other Finance Documents (as defined in the Amended and Restated Loan Agreement), in such form as the Lenders may approve or require;

“New General Assignment” means a general assignment in relation to the Additional Ship’s Earnings, Insurances and Requisition Compensation granted or to be granted by the Additional Borrower in favour of the Security Trustee, in such form as the Lenders may approve or require;

“New Mortgage” means a first preferred Liberian mortgage in respect of the Additional Ship granted or to be granted by the Additional Borrower in favour of the Security Trustee, in such form as the Lenders may approve or require;

“New Shares Security Deed” means a pledge in relation to the shares of the Additional Borrower made or to be made by the Shareholder of the Additional Borrower in favour of the Security Trustee, in such form as the Lenders may approve or require;

“New Security Documents” means each of the Account Pledges, the Mortgage Addendum, the New Approved Manager’s Undertaking, the New Charterparty Assignment, the New Corporate Guarantee, the New General Assignment, the New Mortgage, the New Shares Security, the Second Priority Mortgage, the Second Priority Deed of Covenant and the Supplemental Security Documents;

“Original Security Parties” means, together, (i) the Approved Manager and (ii) the Shareholder of the Original Borrowers;

“Original Ship” means each of Ship A, Ship B, Ship C, Ship D and Ship E as defined in schedule 5 (vessel details) of the Amended and Restated Loan Agreement and in the plural means all of them;

“Released Corporate Guarantee” means the Corporate Guarantee referred to in Recital (C);

“Released Subordination Agreement” means a subordination agreement dated 25 August 2021 and made among (i) the Released Corporate Guarantor, (ii) Released Subordinated Creditor and (iii) the Security Trustee, relating to a loan agreement dated 19 March 2021 and made between (i) the Released Corporate Guarantor as borrower and (ii) the Released Subordinated Creditor as lender in respect of a loan of up to $100,000,000 in up to five advances for general corporate purposes;

“Released Finance Documents” means each of the Released Corporate Guarantee and the Released Subordination Agreement;

“Retention Account Pledge” means a retention account pledge in relation to the Original Borrowers’ Retention Account (as defined in the Amended and Restated Loan Agreement) made or to be made among (i) the Original Borrowers, (ii) the Lenders, (iii) the Agent, (iv) the Security Trustee and (v) the Account Bank (as defined in the Amended and Restated Loan Agreement), in such form as the Lenders may approve or require;

“Shareholder” means:

(a)

in relation to each Original Borrower, Aegean Sea Maritime Holdings Inc., a corporation incorporated in the Republic of the Marshall Islands, whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960; and

(b)

in relation to the Additional Borrower, Boheme Navigation Company, a corporation incorporated in the Republic of the Marshall Islands, whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960,

and in the plural means all of them;

“Second Priority Mortgage” means, in relation to each of Ship B and Ship C, a second priority Hong Kong ship mortgage to the Mortgage over that Ship made or to be made between (i) each of Original Borrower B and Original Borrower C and (ii) the Security Trustee, in such form as the Lenders may approve or require and in the plural means all of them;

“Second Priority Deed of Covenant” means, the second priority deed of covenant in respect of each of Ship B and Ship C made or to be made between (i) each of Original Borrower B and Original Borrower C and (ii) the Security Trustee, in such form as the Lenders may approve or require and in the plural means all of them;

“Security Parties” means, together, (i) the Original Security Parties, (ii) the Borrowers, (iii) the New Corporate Guarantor and (iv) the Shareholder of the Additional Borrower;

“Subject Security Parties” means (i) the Released Corporate Guarantor and (ii) the Released Subordinated Creditor;

“Supplemental Charterparty Assignment” means, in relation to each Charterparty Assignment in respect of each of Ship A, Ship C and the Collateral Ship, the supplemental charterparty assignment to that Charterparty Assignment made or to be made between (i) each of Original Borrower A, Original Borrower C and the Collateral Provider and (ii) the Security Trustee, in such form as the Lenders may approve or require and in the plural means all of them;

“Supplemental General Assignment” means, in relation to each General Assignment in respect of each Original Ship, the supplemental general assignment to that General Assignment made or to be made between (i) each Original Borrower and (ii) the Security Trustee, in such form as the Lenders may approve or require and in the plural means all of them;

“Supplemental Shares Security Deed” means, in relation to each Shares Security Deed in respect of the Original Borrowers, the supplemental shares security deed to that Shares Security Deed made or to be made between (i) in relation to each Original Borrower, the Shareholder and (ii) the Security Trustee, in such form as the Lenders may approve or require and in the plural means all of them; and

“Supplemental Security Documents” means each of the Supplemental Charterparty Assignments, the Supplemental General Assignments and the Supplemental Shares Security Deeds.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2 (construction of certain terms) and 1.5 (general interpretation) of the Loan Agreement apply, with any necessary modifications, to this Deed.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Agreement of the Creditor Parties

The Creditor Parties, subject to and upon the other terms and conditions of this Deed, hereby agree to (i) the Request and (ii) the Consequential Amendments, including the amendment of the Loan Agreement, the Agency and Trust Deed and the other Continuing Finance Documents as set out in Clause 5 (Release) hereof.

2.2	Effective Date

The agreement of the Creditor Parties contained in Clause 2.1 (Agreement of the Creditor Parties) shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

3.1	General

The agreement contained in Clause 2.1 (Agreement of the Creditor Parties) is subject to the fulfilment of the conditions precedent in Clause 3.2 (Conditions precedent).

3.2	Conditions precedent

The conditions referred to in Clause 3.1 (General) are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Agent and its lawyers on or before the Effective Date (or such later date as the Agent may agree with the Borrowers and the New Corporate Guarantor):

(a)	copies of the certificate of incorporation and constitutional documents of the Additional Borrower, the Shareholder of the Additional Borrower and the New Corporate Guarantor;

(b)

copies of resolutions of the directors, members, partners, managers and shareholders of each Security Party and each Subject Security Party, authorising the execution of this Deed and the New Security Documents to which each is a party;

(c)	evidence in form satisfactory to the Agent that each Security Party is in goodstanding in its jurisdiction of incorporation;

(d)	the original of any power of attorney under which this Deed and the New Security Documents are to be executed on behalf of the Security Parties and the Subject Security Parties (as applicable);

(e)	copies of all consents which the Borrowers, the New Corporate Guarantor or any Security Party requires to enter into, or make any payment under, any New Security Document.

(f)	a duly executed original of this Deed and the New Security Documents;

(g)	documentary evidence that;

(i)	the Additional Ship is definitively and permanently registered in the name of the Additional Borrower under the Liberian flag;

(ii)	the Additional Ship is in the absolute and unencumbered ownership of the Additional Borrower;

(iii)

the Additional Ship maintains the highest available class with a first-class classification society which is a member of IACS as the Agent may approve free of all overdue recommendations and conditions of such classification society;

(iv)	the New Mortgage has been duly registered against the Additional Ship and in accordance with the laws of Liberia;

(v)	each Mortgage Addendum has been duly registered against the relevant Original Ships and in accordance with the laws of Panama;

(vi)	each Second Priority Mortgage has been duly registered against the relevant Original Ships and in accordance with the laws of Hong Kong; and

(vii)

the Additional Ship is insured in accordance with the provisions of the Amended and Restated Loan Agreement and all requirements therein in respect of insurances have been complied with, including agreed form letters of undertaking of the insurance brokers and club managers, certificates of entry and/or cover notes with respect to the Additional Ship;

(h)	documents establishing that the Additional Ship will, as from the Effective Date, be managed by an Approved Manager on terms acceptable to the Lender, together with:

(i)	the New Approved Manager’s Undertaking in respect of the Additional Ship;

(ii)

copies of the Approved Manager’s document of compliance (DOC) and the safety management certificate (SMC) in respect of the Additional Ship referred to in paragraph (a) of the definition of the ISM Code Documentation certified as true and in effect by the Additional Borrower and the Approved Manager; and

(iii)	a copy of the International Ship Security Certificate in respect of the Additional Ship certified as true and in effect by the Additional Borrower and the Approved Manager;

(i)

a favourable opinion from an independent insurance consultant acceptable to the Agent on such matters relating to the Insurances (as defined in the Amended and Restated Loan Agreement) for the relevant Ship as the Agent may require (all fees and expenses incurred in relation to the appointment of the marine insurance broker for the purpose of issuing such opinion shall be for the account of the Borrowers);

(j)	evidence satisfactory to the Agent that the Minimum Liquidity amount (as defined in the Amended and Restated Loan Agreement) is standing to the credit of the Earnings Account of each Borrower;

(k)

favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of the Marshall Islands, Liberia, Panama, Hong Kong, Switzerland and such other relevant jurisdictions as the Agent may require;

(l)	evidence that the process agent named in Clause 13.3 (Process agent) has accepted its appointment;

(m)	evidence satisfactory to the Agent that the Borrowers have paid in full the fee set out in Clause 10.1 (Amendment fee); and

(n)	if the Agent so requires, in respect of any of the documents referred to above, a certified English translation prepared by a translator approved by the Agent.

3.3	Waiver of conditions precedent

If the Agent, at its discretion, permits for the Effective Date to take place before certain of the conditions referred to in Clause 3.2 (Conditions precedent) are satisfied, each of the Security Parties shall ensure that those conditions are satisfied within five Business Days after the Effective Date (or such longer period as the Agent may specify at its sole discretion), which however, shall not be taken as a waiver of the Agent’s right to require production of all the documents and evidence required by Clause 3.2 (Conditions precedent).

3.4	Conditions subsequent

As a condition subsequent, the Additional Borrower shall within 90 days of the Effective Date have procured that the Agent receives:

(a)

the originals of any mandates or other documents required in connection with the opening and/or operation of the Earnings Account of the Additional Borrower (including but not limited to two certified forms of identification in respect of the signatory of the Earnings Account of an officer of the Additional Borrower) and all other information required by the Creditor Parties or any of them in relation to their “know your customer” regulations including, but not limited to, all applicable laws of the European Union, Switzerland and United States of America in connection with the Additional Borrower and any other Security Party and their respective beneficial owners (whether in connection with the opening of the Earnings Account of the Additional Borrower or otherwise);

(b)	a duly executed original of the Earnings Account Pledge in relation to the Additional Borrower;

(c)

copies of resolutions of the shareholders and directors, as applicable, of the Additional Borrower (as applicable) authorising the execution of the Earnings Account Pledge in relation to the Additional Borrower;

(d)	the original of any power of attorney under which the Earnings Account Pledge above is to be executed on behalf of the Additional Borrower; and

(e)	favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of the Marshall Islands, Switzerland and such other relevant jurisdictions as the Agent may require.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement and Finance Documents representations and warranties

Each of the Original Borrowers, the Original Security Parties and the Subject Security Parties represents and warrants to the Creditor Parties that the representations and warranties in clause 10 (representations and warranties) of the Loan Agreement or the relevant representations and warranties of the other Finance Documents to which each of them is a party are true and not misleading if repeated on the date of this Deed.

4.2	Representation and warranties of the Borrowers

The representations and warranties in clause 10 (representations and warranties) of the Amended and Restated Loan Agreement are deemed to be made on the Effective Date by the Borrowers with reference to the circumstances existing on the Effective Date.

4.3	Repetition of Continuing Finance Documents representations and warranties

The Security Parties represent and warrant to the Creditor Parties that the representations and warranties in the Continuing Finance Documents (other than the Amended and Restated Loan Agreement) to which each of them is a party, as amended and restated by this Deed and updated with appropriate modifications to refer to this Deed, remain true and not misleading if repeated on the Effective Date with reference to the circumstances existing on the Effective Date.

5	RELEASE

Without prejudice to the obligations of the Security Parties in relation to the Continuing Finance Documents, all of which shall remain in full force and effect, the Creditor Parties, with effect on and from the Effective Date irrevocably and unconditionally, release:

(a)	the Released Corporate Guarantor from its obligations under the Released Corporate Guarantee and the Released Subordination Agreement; and

(b)	the Released Subordinated Creditor from its obligations under the Released Subordination Agreement.

6	AMENDMENT AND RESTATEMENT OF LOAN AGREEMENT AND AGENCY AND TRUST DEED

6.1	Amendment and restatement of the Loan Agreement

With effect on and from the Effective Date, the Loan Agreement shall be, and shall be deemed by this Deed to be amended and restated in the form of the Amended and Restated Loan Agreement as attached in Appendix 1.

6.2	Amendment and restatement of the Agency and Trust Deed

With effect on and from the Effective Date, the Agency and Trust Deed shall be, and shall be deemed by this Deed to be amended and restated in the form of the Amended and Restated Agency and Trust Deed as attached in Appendix 2.

6.3	Amendments to Continuing Finance Documents

With effect on and from (and subject to the occurrence of) the Effective Date, the Continuing Finance Documents shall be, and shall be deemed by this Deed to be, amended as follows:

(a)

the definition of, and references throughout each of the Continuing Finance Documents to the “Loan Agreement”, the “Agency and Trust Deed” and any of the other Continuing Finance Documents shall be construed as if the same referred to, respectively:

(i)	the Amended and Restated Loan Agreement;

(ii)	the Amended and Restated Agency and Trust Deed; and

(iii)	the other Continuing Finance Documents as supplemented and amended by this Clause 6.3 (Amendments to Continuing Finance Documents);

(b)

by construing references throughout each of the Continuing Finance Documents to “the Borrowers” as if the same referred to the Original Borrowers and the Additional Borrower as joint and several borrowers, or, where the context so requires, any of them;

(c)	by construing references throughout each of the Continuing Finance Documents to “the Corporate Guarantor” as if the same referred to the New Corporate Guarantor; and

(d)

by construing references throughout each of the Continuing Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to those Continuing Finance Documents as supplemented and amended by this Deed.

6.4	Continuing Finance Documents to remain in full force and effect

The Loan Agreement and each of the other Continuing Finance Documents shall remain in full force and effect as supplemented and amended by:

(a)	the amendments contained or referred to in Clauses 6.1 (Amendment and restatement of the Loan Agreement) to 6.3 (Amendments to Continuing Finance Documents) respectively; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Deed.

7	ACCESSION AND ASSUMPTION

With effect on and from (and subject to the occurrence of) the Effective Date:

(a)	the Additional Borrower agrees that:

(i)

it will accede to the Loan Agreement and the Agency and Trust Deed as amended and restated or, as the case may be, supplemented by this Deed as a borrower and it will assume jointly and severally with the Original Borrowers, the obligations of the Original Borrowers thereunder;

(ii)	it will be bound, on a joint and several basis with the Original Borrowers, by the terms of the Loan Agreement and the Agency and Trust Deed as amended and restated by this Deed; and

(b)

the Additional Borrower agrees to be jointly and severally liable for the repayment of the Loan plus interest accrued thereon and all other obligations and liabilities under the Amended and Restated Loan Agreement and the Agency and Trust Deed as amended and restated by this Deed;

(c)	each Original Borrower:

(i)	confirms its acceptance of the amendments to the Loan Agreement, the Agency and Trust Deed and the Continuing Finance Documents effected by this Deed;

(ii)

confirms and acknowledges that it is and remains a party to the Loan Agreement and that its respective obligations under the Loan Agreement and the other Continuing Finance Documents (as amended and restated by this Deed or, as the case may be, supplemented by the Supplemental Security Documents) remain in full force and effect;

(d)

each Original Borrower further agrees to be jointly and severally liable together with the Additional Borrower for all other obligations and liabilities under the Loan Agreement and the Continuing Finance Documents as amended and restated by this Deed;

(e)	the New Corporate Guarantor:

(i)	confirms its acceptance of the amendments to the Loan Agreement, the Agency and Trust Deed and the Finance Documents effected by this Deed;

(ii)	agrees it shall be bound as a Security Party (as defined in the Amended and Restated Loan Agreement); and

(iii)	agrees to enter into the New Corporate Guarantee.

8	SECURITY

On the Effective Date, each Original Security Party confirms that:

(a)

any Security Interest created by it under the Continuing Finance Documents to which it is a party extends to the obligations of the Security Parties under the Continuing Finance Documents (including, without limitation, the Amended and Restated Loan Agreement);

(b)	the obligations of the Security Parties arising in relation to the Amended and Restated Loan Agreement are included in the Secured Liabilities;

(c)	the Security Interests created pursuant to the Continuing Finance Documents continues in full force and effect on the terms of the respective Continuing Finance Documents; and

(d)

to the extent that this confirmation creates a new Security Interest, such Security Interest shall be on the terms of the Finance Documents (as defined in the Amended and Restated Loan Agreement) in respect of which this confirmation is given.

9	FURTHER ASSURANCES

9.1	Security Parties obligation to execute further documents etc.

The Security Parties shall:

(a)

execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify; and

(b)	effect any registration or notarisation, give any notice or take any other step,

which the Agent may, by notice to the relevant Security Party, specify for any of the purposes described in Clause 9.2 (Purposes of further assurances) or for any similar or related purpose.

9.2	Purposes of further assurances

Those purposes are:

(a)

validly and effectively to create any Security Interest or right of any kind which the Security Trustee intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and restated or supplemented by this Deed; and

(b)	implementing the terms and provisions of this Deed.

9.3	Terms of further assurances

The Agent may specify the terms of any document to be executed by the Security Parties under Clause 9.1 (Security Parties obligation to execute further documents etc.), and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests and the interests of the other Creditor Parties.

9.4	Obligation to comply with notice

The Security Parties shall comply with a notice under Clause 9.1 (Security Parties obligation to execute further documents etc.) by the date specified in the notice.

9.5	Additional corporate action

At the same time as the Security Parties deliver to the Agent any document executed under paragraph (a) Clause 9.1 (Security Parties obligation to execute further documents etc.), the Security Parties shall also deliver to the Agent a certificate signed by an officer of each Security Party which shall:

(a)	set out the text of a resolution of that Security Parties’ directors specifically authorising the execution of the document specified by the Agent; and

(b)

state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Security Parties articles of association or other constitutional documents.

10	EXPENSES

10.1	Amendment fee

The Released Borrower shall pay to the Agent on or prior to the date of this Deed a non-refundable amendment fee in the amount of $144,000 for distribution to the Lenders prorata to their Commitment.

10.2	Fees and expenses

The provisions of clause 20 (fees and expenses) of the Amended and Restated Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

11	COMMUNICATIONS

11.1	General

The provisions of clause 28 (notices) of the Amended and Restated Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

12	SUPPLEMENTAL

12.1	Counterparts

This Deed may be executed in any number of counterparts.

12.2	Third party rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

13	LAW AND JURISDICTION

13.1	Governing law

This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

13.2	Incorporation of the Loan Agreement provisions

The provisions of clauses 31 (law and jurisdiction) of the Amended and Restated Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

13.3	Process agent

Each of the Security Parties irrevocably appoints Hill Dickinson LLP at their office for the time being, presently at The Broadgate Tower, 20 Primrose Street, London EC2A 2EW, England, to act as its agent to receive and accept on its behalf any process or other document relating to any proceedings in the English Courts which are connected with this Deed.

This DEED has been duly executed by or on behalf of the parties hereto as a Deed and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

EXECUTION PAGES

ORIGINAL BORROWERS

EXECUTED and DELIVERED		)
as a DEED		)
by ZAKYNTHOS SHIPPING CORPORATION		)	/s/ Francisco G.Tazelaar
)
acting by	Francisco G.Tazelaar	)
its duly authorised	Abogado / Attorney-at-law	)
attorney-in-fact in the presence of:	T° 127 F° 127 CPACF	)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

EXECUTED and DELIVERED		)
as a DEED		)
by DELOS SHIPPING CORPORATION		)	/s/ Francisco G.Tazelaar
)
acting by	Francisco G.Tazelaar	)
its duly authorised	Abogado / Attorney-at-law	)
attorney-in-fact in the presence of:	T° 127 F° 127 CPACF	)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

EXECUTED and DELIVERED		)
as a DEED		)
by KERKYRA SHIPPING CORPORATION		)	/s/ Francisco G.Tazelaar
)
acting by	Francisco G.Tazelaar	)
its duly authorised	Abogado / Attorney-at-law	)
attorney-in-fact in the presence of:	T° 127 F° 127 CPACF	)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

EXECUTED and DELIVERED		)
as a DEED		)
by ALKMENE SHIPPING CORPORATION		)	/s/ Francisco G.Tazelaar
)
acting by	Francisco G.Tazelaar	)
its duly authorised	Abogado / Attorney-at-law	)
attorney-in-fact in the presence of:	T° 127 F° 127 CPACF	)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

EXECUTED and DELIVERED		)
as a DEED		)
by PERSEPHONE SHIPPING CORPORATION		)	/s/ Francisco G.Tazelaar
)
acting by	Francisco G.Tazelaar	)
its duly authorised	Abogado / Attorney-at-law	)
attorney-in-fact in the presence of:	T° 127 F° 127 CPACF	)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

ADDITIONAL BORROWER

EXECUTED and DELIVERED		)
as a DEED		)
by CHERNAVA MARINE CORP.		)	/s/ Francisco G.Tazelaar
)
acting by	Francisco G.Tazelaar	)
its duly authorised	Abogado / Attorney-at-law	)
attorney-in-fact in the presence of:	T° 127 F° 127 CPACF	)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

RELEASED CORPORATE GUARANTOR

EXECUTED and DELIVERED		)
as a DEED		)
by NAVIOS MARITIME		)	/s/ Francisco G.Tazelaar
ACQUISITION CORPORATION		)
acting by	Francisco G.Tazelaar	)
its duly authorised	Abogado / Attorney-at-law	)
attorney-in-fact in the presence of:	T° 127 F° 127 CPACF	)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

NEW CORPORATE GUARANTOR

EXECUTED and DELIVERED		)
as a DEED		)
by NAVIOS MARITIME PARTNERS L.P.		)	/s/ Francisco G.Tazelaar
acting by		)	Francisco G.Tazelaar
its duly authorised		)	Abogado / Attorney-at-law
attorney-in-fact in the presence of:		)	T° 127 F° 127 CPACF

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

SHAREHOLDER

EXECUTED and DELIVERED		)
as a DEED		)
by AEGEAN SEA MARITIME HOLDINGS INC.		)	/s/ Francisco G.Tazelaar
acting by		)	Francisco G.Tazelaar
its duly authorised		)	Abogado / Attorney-at-law
attorney-in-fact in the presence of:		)	T° 127 F° 127 CPACF

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

COLLATERAL PROVIDER

EXECUTED and DELIVERED		)
as a DEED		)
by DOXA INTERNATIONAL CORP.		)	/s/ Francisco G.Tazelaar
		)	Francisco G.Tazelaar
acting by		)	Abogado / Attorney-at-law
its duly authorised		)	T° 127 F° 127 CPACF
attorney-in-fact in the presence of:		)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

RELEASED SUBORDINATED CREDITOR

EXECUTED and DELIVERED		)
as a DEED		)
by NAVIOS SHIPMANAGEMENT		)	/s/ Francisco G.Tazelaar
HOLDINGS CORPORATION		)	Francisco G.Tazelaar
		)	Abogado / Attorney-at-law
acting by		)	T° 127 F° 127 CPACF
its duly authorised		)
attorney-in-fact in the presence of:		)

/s/ Elisavet Kalampaliki
ELISAVET KALAMPALIKI

LENDERS

EXECUTED and DELIVERED		)
as a DEED		)
by BNP PARIBAS		)
acting by Charalampos Kazantzis		)	/s/ Charalampos Kazantzis
its duly authorised		)
attorney-in-fact in the presence of:		)
/s/ Aikaterina Dimitriou
AIKATERINA DIMITRIOU
WATSON FARLEY & WILLIAMS 348 SYNGROU AVENUE
176 74 KALLITHEA ATHENS - GREECE

EXECUTED and DELIVERED	)
as a DEED	)
by CRÉDIT AGRICOLE CORPORATE	)
AND INVESTMENT BANK	)
acting by Charalampos Kazantzis	)	/s/ Charalampos Kazantzis
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Aikaterina Dimitriou
AIKATERINA DIMITRIOU
WATSON FARLEY & WILLIAMS 348 SYNGROU AVENUE 176 74 KALLITHEA ATHENS - GREECE

MANDATED LEAD ARRANGERS

EXECUTED and DELIVERED	)
as a DEED	)
by BNP PARIBAS	)
acting by Charalampos Kazantzis	)	/s/ Charalampos Kazantzis
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Aikaterina Dimitriou
AIKATERINA DIMITRIOU
WATSON FARLEY & WILLIAMS 348 SYNGROU AVENUE 176 74 KALLITHEA ATHENS - GREECE

EXECUTED and DELIVERED	)
as a DEED	)
by CRÉDIT AGRICOLE CORPORATE	)
AND INVESTMENT BANK	)
acting by Charalampos Kazantzis	)	/s/ Charalampos Kazantzis
its duly authorised	)
attorney-in-fact in the presence of:	)

/s/ Aikaterina Dimitriou
AIKATERINA DIMITRIOU
WATSON FARLEY & WILLIAMS 348 SYNGROU AVENUE 176 74 KALLITHEA ATHENS - GREECE
AGENT

EXECUTED and DELIVERED	)
as a DEED	)
by BNP PARIBAS	)
acting by Charalampos Kazantzis	)	/s/ Charalampos Kazantzis
its duly authorised	)
attorney-in-fact in the presence of:	)
/s/ Aikaterina Dimitriou
AIKATERINA DIMITRIOU
WATSON FARLEY & WILLIAMS 348 SYNGROU AVENUE 176 74 KALLITHEA ATHENS - GREECE

SECURITY TRUSTEE

EXECUTED and DELIVERED	)
as a DEED	)
by BNP PARIBAS	)
acting by Charalampos Kazantzis	)	/s/ Charalampos Kazantzis
its duly authorised	)
attorney-in-fact in the presence of:	)
/s/ Aikaterina Dimitriou
AIKATERINA DIMITRIOU
WATSON FARLEY & WILLIAMS 348 SYNGROU AVENUE 176 74 KALLITHEA ATHENS - GREECE